                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e) (2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

              Salomon Brothers Emerging Markets Income Fund II Inc.
--------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------

     (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

---------------------------------------------------------------------------
     (5) Total fee paid:

---------------------------------------------------------------------------
     [ ] Fee paid previously with preliminary materials.

---------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

---------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

---------------------------------------------------------------------------
     (3) Filing Party:

---------------------------------------------------------------------------
     (4) Date Filed:

---------------------------------------------------------------------------

              SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

                   125 BROAD STREET, NEW YORK, NEW YORK 10004




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                                August 18, 2003



To the Stockholders:


     The Annual Meeting of Stockholders (the "Meeting") of Salomon Brothers Emerging Markets Income Fund II Inc. (the "Fund") will be held at Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York, on Thursday, September 18, 2003, at 3:30 p.m., New York time, for the purposes of considering and voting upon:

       1. The election of Directors (Proposal 1); and

       2. Any other business that may properly come before the Meeting.

     The close of business on August 6, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.



                                      By Order of the Board of Directors,



                                      Christina T. Sydor
                                      Secretary


--------------------------------------------------------------------------------

   TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                            REGISTRATION                                          VALID SIGNATURE
                            ------------                                          ---------------
     CORPORATE ACCOUNTS
     ------------------
     (1) ABC Corp. ...................................................   ABC Corp. (by John Doe, Treasurer)
     (2) ABC Corp. ...................................................   John Doe, Treasurer
     (3) ABC Corp., c/o John Doe, Treasurer ..........................   John Doe
     (4) ABC Corp. Profit Sharing Plan ...............................   John Doe, Trustee

     TRUST ACCOUNTS
     --------------
     (1) ABC Trust ...................................................   Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee, u/t/d 12/28/78 ........................   Jane B. Doe

     CUSTODIAL OR ESTATE ACCOUNTS
     ----------------------------
     (1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA .........   John B. Smith
     (2) John B. Smith ...............................................   John B. Smith, Jr., Executor


              SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

                  125 BROAD STREET, NEW YORK, NEW YORK 10004

                                ----------------

                                 PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Salomon Brothers Emerging Markets Income Fund II Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York, on Thursday, September 18, 2003 at 3:30 p.m., New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about August 18, 2003. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Directors. The close of business on August 6, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On August 6, 2003, there were 24,149,182 shares of the Fund's common stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's common stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the Meeting may be adjourned to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 399 Park Avenue, New York, New York 10022, is the Fund's investment adviser and administrator. SBAM is an indirect wholly-owned subsidiary of Citigroup Inc.


                        PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect three Class III Directors to hold office until the year 2006 Annual Meeting of Stockholders or thereafter when their respective successors are duly elected and qualified. The terms of office of the Class I and Class II Directors expire at the year 2004 and 2005 Annual Meetings of Stockholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. Two of the nominees for election, Ms. Colman and Mr. Cronin, are currently members of the Fund's Board of Directors but have not been previously elected a Director by the Fund's stockholders. Mr. Hutchinson has been nominated by the Board of Directors to be elected at the meeting to serve as a Class III Director. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table provides information concerning the nominees for election as Class III Directors of the Fund:

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                                                                                     ADVISED BY
                                                                                      SBAM AND
                                                                 PRINCIPAL          OVERSEEN BY          OTHER
                            POSITION(S)                        OCCUPATION(S)          DIRECTOR       DIRECTORSHIPS
     NAME, ADDRESS           HELD WITH       LENGTH OF          DURING PAST          (INCLUDING         HELD BY
        AND AGE*               FUND         TIME SERVED           5 YEARS            THE FUND)          NOMINEE
-----------------------   --------------   -------------   ---------------------   -------------   -----------------
CLASS III DIRECTORS

NON-INTERESTED DIRECTOR NOMINEES

Carol L. Colman            Director and     Since 2003     President, Colman            33         None
 Colman Consulting           Member of                     Consulting Co., Inc.
 Co., Inc.                   the Audit
 278 Hawley Road             Committee
 North Salem, NY 10560
 Age: 57

Daniel Cronin              Director and     Since 2003     Associate General            30         None
 Pfizer Inc.                 Member of                     Counsel, Pfizer Inc.
 235 East 42nd Street        the Audit
 New York, NY 10017          Committee
 Age: 57

William R. Hutchinson           N/A            N/A         President, WR                40         Director,
 535 N. Michigan                                           Hutchinson &                            Associated Bank;
 Suite 1012                                                Associates, Inc.                        Director,
 Chicago, IL 60611                                         (Consultant);                           Associated
 Age: 60                                                   Group Vice                              Banc-Corp.
                                                           President, Mergers
                                                           & Acquisitions, BP
                                                           Amoco p.l.c.


     The following table provides information concerning the remaining Directors of the Fund:



                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                                              ADVISED BY
                                                                                               SBAM AND
                                                                      PRINCIPAL              OVERSEEN BY           OTHER
                            POSITION(S)                             OCCUPATION(S)              NOMINEE         DIRECTORSHIPS
     NAME, ADDRESS           HELD WITH       LENGTH OF               DURING PAST              (INCLUDING          HELD BY
        AND AGE*               FUND         TIME SERVED                5 YEARS                THE FUND)           NOMINEE
-----------------------   --------------   -------------   ------------------------------   -------------   ------------------
CLASS II DIRECTORS

NON-INTERESTED DIRECTOR

Jeswald W. Salacuse        Director and       Since        Henry J. Braker Professor of          30         Director of two
 Tufts University            Member of         1993        Commercial Law and                               registered
 The Fletcher School         the Audit                     formerly Dean, The Fletcher                      investment
 of Law & Diplomacy          Committee                     School of Law & Diplomacy,                       companies advised
 Packard Avenue                                            Tufts University.                                by Advantage
 Medford, MA 02155                                                                                          Advisers, Inc.
 Age: 65                                                                                                    ("Advantage").

                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                                                                                               ADVISED BY
                                                                                                SBAM AND
                                                                         PRINCIPAL            OVERSEEN BY         OTHER
                                   POSITION(S)                         OCCUPATION(S)            NOMINEE       DIRECTORSHIPS
          NAME, ADDRESS             HELD WITH     LENGTH OF             DURING PAST            (INCLUDING        HELD BY
            AND AGE*                  FUND       TIME SERVED              5 YEARS              THE FUND)         NOMINEE
-------------------------------- -------------- ------------- ------------------------------ ------------- ------------------
INTERESTED DIRECTOR

R. Jay Gerken**                   Director and     Since      Managing Director of SBAM          219       None
 Citigroup Global Markets Inc.      Chairman        2002      and Citigroup Global Markets
 399 Park Avenue                                              Inc. ("CGM"); Chairman,
 New York, NY 10022                                           President, Chief Executive
 Age: 52                                                      Officer and Director of Smith
                                                              Barney Fund Management
                                                              LLC ("SBFM") and Travelers
                                                              Investment Adviser, Inc.
                                                              ("TIA") and Citi Fund
                                                              Management Inc.; formerly,
                                                              portfolio manager, Smith
                                                              Barney Growth and Income
                                                              Fund (1994-2000) and Smith
                                                              Barney Allocation Series Inc.
                                                              ( 1996-2001).
CLASS I DIRECTORS

NON-INTERESTED DIRECTORS

Leslie H. Gelb                    Director and     Since      President,                          33       Britannica.com,
 The Council on                     Member of       1994      The Council on                               Director of two
 Foreign Relations                  the Audit                 Foreign Relations;                           registered
 58 East 68th Street                Committee                 formerly Columnist,                          investment
 New York, NY 10021                                           Deputy Editorial                             companies advised
 Age: 65                                                      Page Editor and                              by Advantage.
                                                              Editor, Op-Ed Page,
                                                              The New York Times.

Dr. Riordan Roett                 Director and     Since      Professor and                       30       The Latin America
 The Johns Hopkins University       Member of       1995      Director, Latin                              Equity Fund, Inc.
 1740 Massachusetts Ave. NW         the Audit                 American Studies
 Washington, DC 20036               Committee                 Program, Paul H.
 Age: 64                                                      Nitze School
                                                              of Advanced
                                                              International Studies,
                                                              The Johns Hopkins
                                                              University.

----------
* It is the practice of the Fund that upon attainment of age 80, Fund Directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years, during such time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors together with reasonable out-of-pocket expenses for each meeting attended.
** Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he is a Managing Director of SBAM, the Fund's investment adviser.

     The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2002:


                              DOLLAR RANGE OF EQUITY     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS
 NAME OF DIRECTOR/NOMINEE     SECURITIES IN THE FUND         OVERSEEN BY DIRECTOR/NOMINEE AND ADVISED BY SBAM
--------------------------   ------------------------   ---------------------------------------------------------
NON-INTERESTED DIRECTORS/NOMINEES

Carol L. Colman                       None                                    over $100,000

Daniel Cronin                         None                                  $10,000 - $50,000

Leslie H. Gelb                    $1 - $10,000                                $1 - $10,000

William R. Hutchinson                 None                                    $1 - $10,000

Dr. Riordan Roett                 $1 - $10,000                                $1 - $10,000

Jeswald W. Salacuse               $1 - $10,000                              $10,001 - $50,000

INTERESTED DIRECTOR

*R. Jay Gerken                    $1 - $10,000                                over $100,000

----------
*    Mr. Gerken is an "interested person" as defined in the 1940 Act.


     No Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, had any interest in SBAM, the Fund's investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM as of May 1, 2003.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS

     The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including SBAM, the custodian, the transfer agent and the administrator. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

     The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an audit committee which meets periodically during the year and whose responsibilities are described below.

     The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

     At August 6, 2003, Directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's common stock. To the knowledge of the Fund's management, no person owned of record, or owned beneficially, more than 5% of the Fund's outstanding shares of common stock at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 22,713,191 shares, equal to approximately 94% of the outstanding shares of the Fund's common stock.

     The Fund's executive officers are chosen each year at the meeting of the Board of Directors of the Fund immediately following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the Fund's Chairman, the executive officers of the Fund are:


                                         POSITION(S)
                                          HELD WITH           LENGTH OF             PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS AND AGE                 FUND             TIME SERVED              DURING PAST 5 YEARS
-------------------------------- -------------------------- ------------- ------------------------------------------
Peter Wilby                      President                   Since 2002   Managing Director of CGM and SBAM
 Citigroup Global Markets Inc.   Executive Vice President    1993-2002    since January 1996.
 399 Park Avenue
 New York, NY 10022
 Age: 44

Lewis E. Daidone                 Chief Administrative        Since 2002   Managing Director of CGM; Chief Financial
 Citigroup Global Markets Inc.   Officer                                  Officer of the Smith Barney Mutual Funds;
 125 Broad Street, 11th Floor    Executive Vice              1998-2002    Director and Senior Vice President of
 New York, NY 10004              President and Treasurer                  SBFM and TIA.
 Age: 45

James E. Craige                  Executive Vice President    Since 1999   Managing Director of CGM and SBAM
 Citigroup Global Markets Inc.                                            since December 1998; Director of CGM
 399 Park Avenue                                                          and SBAM since January 1998.
 New York, NY 10022
 Age: 34

Thomas K. Flanagan               Executive Vice President    Since 1994   Managing Director of CGM and SBAM
 Citigroup Global Markets Inc.                                            since December 1998; Prior to
 399 Park Avenue                                                          December 1998, Director of CGM and SBAM.
 New York, NY 10022
 Age: 50

Frances M. Guggino               Controller                  Since 2002   Vice President, Citigroup Asset
 Citigroup Global Markets Inc.                                            Management.
 125 Broad Street
 New York, NY 10004
 Age: 45

Christina T. Sydor               Secretary                   Since 1998   Managing Director of CGM; General
 Citigroup Global Markets Inc.                                            Counsel and Secretary of SBFM and TIA.
 300 First Stamford Place
 Stamford, CT 06902
 Age: 52

     The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund, SBAM or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. The Fund's Audit Committee is composed of all of the non-interested directors. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent auditors; (ii) to approve all audit and permitted non-audit services proposed to be performed by the independent auditors on behalf of the Fund and certain affiliates; (iii) to review with the independent auditors the scope and anticipated cost of their audit; and (iv) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met twice during the fiscal year ended May 31, 2003. The Fund adopted an Audit Committee Charter at a meeting held on May 23, 2000. The Directors constituting the Fund's Audit Committee also constitute the Fund's Nominating Committee, which is composed of all of the "non-interested"

Directors of the Fund. The Nominating Committee met once during the fiscal year ended May 31, 2003. The Nominating Committee selects and nominates new non-interested directors. The Nominating Committee will accept nominations for the office of Director made by shareholders in a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee. The Fund has a Valuation Committee composed of the Chairman and at least one "non-interested" Director. The Valuation Committee is charged with determining fair value prices for securities when required. The Valuation Committee met once during the fiscal year ended May 31, 2003. The Fund does not have a Compensation Committee.

     During the fiscal year ended May 31, 2003, the Board of Directors held four regular meetings and one special meeting. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committee for which he was eligible.


                         REPORT OF THE AUDIT COMMITTEE

     Pursuant to a meeting of the Audit Committee on July 18, 2003, the Audit Committee reports that it has (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended May 31, 2003.

     A representative of PwC will be available by telephone at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid from the Fund to each Director during the fiscal year ended May 31, 2003 and the total compensation paid to each Director during the calendar year ended December 31, 2002. Certain of the Directors listed below are members of the Fund's Audit Committee and other committees of certain other investment companies advised by SBAM and its affiliates, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to Directors. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $3,392 were paid to the Directors by the Fund during the fiscal year ended May 31, 2003. In addition, no remuneration was paid during the fiscal year ended May 31, 2003 by the Fund to Mr. Gerken who is an "interested person" as defined in the 1940 Act.

                                                                            TOTAL COMPENSATION FROM THE FUND AND OTHER FUNDS
                               AGGREGATE COMPENSATION FROM THE FUND FOR          ADVISED BY SBAM AND ITS AFFILIATES FOR
NAME OF DIRECTORS                    THE FISCAL YEAR ENDED 5/31/03                  THE CALENDAR YEAR ENDED 12/31/02
----------------------------- ------------------------------------------   -------------------------------------------------
Carol L. Colman .............                   $    0                                          $63,400
Daniel Cronin ...............                   $    0                                          $90,950
Leslie H. Gelb ..............                   $7,800                                          $81,700
Dr. Riordan Roett ...........                   $9,200                                          $93,400
Jeswald W. Salacuse .........                   $9,200                                          $90,300

     During the Fund's last fiscal year, total compensation paid by the Fund to a Director emeritus totaled $3,550.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers, persons who own more than 10% of the Fund's common stock, SBAM, and its respective directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely upon its review of the copies of such filings received by it and certain other information received by it, the Fund believes that, for the fiscal year ended May 31, 2003, all filing requirements applicable to such persons were complied with except that timely filings were not made for Even Merberg on Form 3. However, during the 2003 fiscal year, no purchases and sales were made by Mr. Merberg, and he has subsequently filed a Form 3.


REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's common stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.


                      FEES PAID TO INDEPENDENT ACCOUNTANTS

     AUDIT FEES. Fees for the annual audit of the Fund's financial statements by PricewaterhouseCoopers LLP ("PwC") for the fiscal year ended May 31, 2003 were $53,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for financial information systems design and implementation services rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended May 31, 2003.

     ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended May 31, 2003 were $14,700. The Fund's Audit Committee has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.


                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2004 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than April 21, 2004. Any stockholder who desires to bring a proposal at the Fund's 2004 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Salomon Brothers Emerging Markets Income Fund II Inc, 125 Broad Street, New York, New York 10004) during the period from June 20, 2004 to July 21, 2004. However, if the Fund's 2004 Annual Meeting of Stockholders is held earlier than August 19, 2004 or later than November 17, 2004, such written notice must be delivered to the Secretary of the Fund during the period from 90 days before the date of the 2004 Annual Meeting to the later of 60 days prior to the date of the 2004 Annual Meeting or 10 days following the public announcement of the date of the 2004 Annual Meeting.


                                OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended May 31, 2003 is available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.


                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.


                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

August 18, 2003

             SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints R. Jay Gerken, Robert A. Vegliante, and Robert M. Nelson and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Salomon Brothers Emerging Markets Income Fund II Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York on Thursday, September 18, 2003, at 3:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS DIRECTOR.

     Please refer to the Proxy Statement for a discussion of the Proposal.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                       ANNUAL MEETING OF STOCKHOLDERS OF


                       SALOMON BROTHERS EMERGING MARKETS
                              INCOME FUND II INC.

                               SEPTEMBER 18, 2003



                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.


     Please detach along perforated line and mail in the envelope provided.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1. Election of Class III Directors to serve until the year 2006 Annual Meeting of Stockholders:
                                   NOMINEES:
[ ]  FOR ALL NOMINEES              o  Carol L. Colman
                                   o  Daniel Cronin
[ ]  WITHHOLD AUTHORITY            o  William R. Hutchinson
     FOR ALL NOMINEES

[ ]  FOR ALL EXCEPT
     (See instructions below)


INSTRUCTION:  To withhold authority to vote for any individual nominee(s), mark
              "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
To change the address on your account, please check the box at right        [ ]
and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------

2.   Any other business that may properly come before the Meeting.

Please complete, sign and date the proxy and mail in accompanying postpaid envelope.


                      I will be attending the Meeting. [ ]


Signature of Stockholder                                    Date:
                        ----------------------------------       --------------

Signature of Stockholder                                    Date:
                        ----------------------------------       --------------

     NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.